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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 12, 2002
                                 Date of Report
                        (Date of earliest event reported)


                          DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)

                                   95-6021257
                      (IRS Employer Identification Number)

                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
                   (Address of Principal Executive Offices)

                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS

Exhibit
   No.          Description

   99.1         Danielson Holding Corporation - Sarbanes-Oxley Act of 2002,
                Section 906 Certification from Samuel Zell, Chief Executive Officer (November 12, 2002)

   99.2         Danielson Holding Corporation - Sarbanes-Oxley Act of 2002,
                Section 906 Certification from James J. Wolff, Chief Financial Officer (November 12, 2002)

ITEM 9. REGULATION FD DISCLOSURE.

         In connection with the filing of the Danielson Holding Corporation ("DHC") Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2002, DHC filed with the Securities and Exchange Commission the certificates attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 12, 2002

DANIELSON HOLDING CORPORATION
(Registrant)


By:    /s/  James J. Wolff
       -------------------------------
Name:  James J. Wolff
Title: Chief Financial Officer
       and Treasurer
       (Principal Accounting Officer)